METROPOLITAN WEST FUNDS

Supplement dated May 26, 2009

to the Class M and Class I Shares Prospectuses

dated July 31, 2008

For Current and Prospective Investors in the High Yield Bond Fund

Effective immediately, this supplement provides new and additional information beyond that included in each of the Class M and Class I Shares Prospectuses.

The Metropolitan West Funds (the “Funds”) have changed their redemption fee policy, which was first implemented to address potential concerns about market-timing activities. As industry procedures and operational controls appear to have curtailed the practice of excessive trading that placed an unreasonable expense burden on mutual funds and their shareholders, the High Yield Bond Fund will cease assessing a 1% redemption fee on the proceeds of its shares redeemed within six months of purchase. No other Funds adopted a redemption fee.

On page 16 of each Prospectus under the subheading “Shareholder Fees (Fees Paid Directly from Your Investment),” the following should be deleted:

Redemption fee on shares sold within 6 months of purchase (% of redemption proceeds)(1) ………. 1.00%

(1) The redemption fee is withheld from redemption proceeds and retained by the Fund to offset transaction costs associated with short-term trading of Fund shares.

On page 36 of the Class I Prospectus and on page 38 of the Class M Prospectus, the section “Frequent Trading Policies and Procedures” should be deleted and replaced with the following:

Frequent Trading Policy

The Funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the Funds’ shares can disrupt portfolio management, lead to higher administrative, brokerage and operating costs, and cause other operating inefficiencies for the Funds. However, the Funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares. The Funds will not enter into arrangements with any person or group to permit frequent trading. Accordingly, the Funds have adopted this Frequent Trading Policy that seeks to balance the Funds’ need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

Under the Frequent Trading Policy, each Fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

•	change its minimum or maximum investment amounts

•	delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

•

“redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if the exemption request exceeds 1% of the fund’s assets)

•	refuse any purchase or exchange request, including those from any individual or group who, in the Fund’s view, is likely to engage in frequent trading

The Funds’ Frequent Trading Policy also generally limits an investor in the High Yield Fund to four “round trip” trades in a rolling twelve-month period. A “round trip” is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.

The evaluations required under the Frequent Trading Policy involve judgments that are inherently subjective, and while the Funds seek to apply the policy and procedures uniformly, using commercially reasonable judgment, it is possible that similar transactions may be treated differently. In all instances, the Funds seek to make these judgments in a manner that it believes is consistent with shareholder interests. If the Funds conclude an account is likely to engage in frequent trading, the Funds may cancel or revoke the next purchase or exchange on the following business day. The Funds may also temporarily or permanently bar such investor’s future purchases into the Fund in lieu of, or in addition to, canceling or revoking the trade. At its sole and absolute discretion, the Funds may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

The Funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An intermediary’s account typically includes multiple investors and provides the Funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Funds. Despite the Funds’ efforts to detect and prevent frequent trading, the Funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Funds (or their agents) have entered into agreements with financial intermediaries that maintain omnibus accounts with the Funds’ transfer agent. Under the terms of these agreements, the financial intermediaries generally undertake to cooperate with the Funds in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Funds through such accounts. Further, the agreements between the Funds’ agents and these financial intermediaries include obligations to comply with the terms of this prospectus. Technical limitations in operational systems at such intermediaries or at the Funds may also limit the Funds’ ability to detect and prevent frequent trading. In addition, the Funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Funds’ Frequent Trading Policy and may be approved for use in instances where the Funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

To the extent that a Fund significantly invests in thinly traded high yield securities, certain investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders. Although the Fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

The Funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to shareholders. The Funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a Fund may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objectives, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors.

On page 37 of the Class I Prospectus and on page 38 of the Class M Prospectus, the section entitled “Redemption Fee” should be deleted in its entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THEIR PROSPECTUS FOR FUTURE REFERENCE